                                                                    Exhibit 4.2

[Description of Specimen Certificate representing common stock of STX Chemicals
 Corp.]

[Front of Certificate]


SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER

                         INCORPORATED UNDER THE LAWS OF
                                    DELAWARE


  NUMBER                                                                SHARES
  -000-                                                                  -000-


                              STX CHEMICALS CORP.


This Certifies that       SPECIMEN               is the
registered holder of       Zero (000) - - - - - - - - - - - -  Shares
of Common Stock of STX CHEMICALS CORP., Par Value $.01 per Share transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed                    this         day of             A.D. 19



                          President                                   Secretary

[Reverse of Certificate]



                              STX CHEMICALS CORP.

                                  CERTIFICATE
                                      FOR

                                     -000-
                                     SHARES

                                       OF

                                  Common Stock
                                $0.01 par value
                                   per share


                                   ISSUED TO

                                    SPECIMEN

                                     DATED

[Reverse of Certificate, continued]

[Transfer language - vertically aligned on left side]

For Value Received,                 hereby sell, assign and transfer
unto
     Shares
represented by the within Certificate, and do hereby
irrevocably constitute and appoint
                                                     Attorney
to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.
     Dated      19
     In presence of

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

[Legend - vertically aligned on right side]

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE. EXCEPT UPON SUCH REGISTRATION, SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED AT ANY TIME WHATSOEVER EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATION, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.